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                                                                    EXHIBIT 32.2

                       TERAYON COMMUNICATION SYSTEMS, INC.
              CERTIFICATION PURSUANT TO SECTION 1350 OF CHAPTER 63
                      OF TITLE 18 OF THE UNITED STATES CODE

I, Arthur T. Taylor, the Chief Executive Officer of Terayon Communication Systems, Inc. (the "Company"), certify that to the best of my knowledge:

         (i) the Annual Report of the Company on Form 10-K dated March 15, 2004 for the fiscal year ended December 31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (ii) the information contained in the said Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date: March 15, 2004                            By: /s/ Arthur T. Taylor
                                                    ----------------------------
                                                    Arthur T. Taylor
                                                    Chief Financial Officer